UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Barings Capital Investment Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee previously paid with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
March 10, 2023
Dear Stockholder:
You are cordially invited to the 2023 Annual Meeting of Stockholders of Barings Capital Investment Corporation, to be held virtually on Thursday, May 4, 2023 at 8:00 a.m. (Eastern Time), at the following website: www.virtualshareholdermeeting.com/BCIC2023.
The notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting virtually, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

Ian Fowler
President and Chief Executive Officer

Barings Capital Investment Corporation
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 4, 2023

To the Stockholders of Barings Capital Investment Corporation:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Barings Capital Investment Corporation (the “Company”) will be held virtually on Thursday, May 4, 2023 at 8:00 a.m. (Eastern Time) at the following website: www.virtualshareholdermeeting.com/BCIC2023. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.
You are being asked to consider and vote upon the following proposals:
1. To elect one Class I director to serve for a three-year term and until his successor has been duly elected and qualifies (Proposal No. 1); and
2. To transact such other business as may properly come before the meeting.
We have enclosed our annual report on Form 10-K for the year ended December 31, 2022, proxy statement and a proxy card.
Our Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on March 6, 2023, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We intend to mail these materials on or about March 10, 2023, to all stockholders of record entitled to vote at the Annual Meeting.
Each Company stockholder is invited to attend the Annual Meeting virtually. You or your proxyholder will be able to attend the Annual Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/BCIC2023 and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). Please see “How To Participate in the Annual Meeting” in the accompanying proxy statement for more information.
Whether or not you expect to be present at the virtual Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.
Your vote is extremely important to the Company. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
OUR BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.
If you have additional questions and you are a Barings Capital Investment Corporation, stockholder you may contact the Company’s Investor Relations department at 1-888-401-1088, or by email at BDCinvestorrelations@barings.com. You may also contact Broadridge, the Company’s proxy solicitor, toll-free at

1-877-777-4652 for directions on how to attend the Annual Meeting virtually and how to vote during the virtual meeting.

By order of the Board of Directors,

Alexandra Pacini
Secretary, Barings Capital Investment Corporation
Charlotte, North Carolina
March 10, 2023

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on Thursday, May 4, 2023:
Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2022 are available on the Internet at https://materials.proxyvote.com/06762A.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
▪The date, time and location of the meeting;
▪A list of the matters intended to be acted on and our Board of Directors’ recommendations regarding those matters;
▪Any control/identification numbers that you need to access your proxy card; and
▪Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

Barings Capital Investment Corporation
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
PROXY STATEMENT
2023 Annual Meeting of Stockholders
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Barings Capital Investment Corporation (the “Company,” “BCIC,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Stockholders to be held virtually on Thursday, May 4, 2023 at 8:00 a.m. (Eastern Time) at the following website: www.virtualshareholdermeeting.com/BCIC2023, and at any postponement or adjournment thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2022, which includes audited financial statements for the year ended December 31, 2022, are first being released on or about March 10, 2023 to the Company’s stockholders of record as of the close of business on March 6, 2023.
We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 8:00 a.m. (Eastern Time) on Thursday, May 4, 2023. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 7:45 a.m. (Eastern Time) and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.
We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted “FOR” the election of the nominee as director listed in this proxy statement. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting electronically via the live webcast of the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/BCIC2023, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder.
PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.To elect one Class I director to serve for a three-year term and until his successor has been duly elected and qualifies (Proposal No. 1); and
2.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
Adjournment and Additional Solicitation
If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to a later date or the stockholders who are represented in person (electronically via the live webcast) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. If adjournment is submitted to the stockholders for approval, the designated Company proxy holders will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.
A stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a holder of record of the Company’s common stock at the close of business on March 6, 2023 or if you hold a valid proxy from a stockholder of record as of such record date. As of March 6, 2023, there were 27,795,215 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of the holders of shares of common stock of the Company entitled to cast a majority of the votes entitled to be cast as of the record date of March 6, 2023 will constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.
Broker non-votes, if any, will be treated as shares present for the purpose of determining a quorum for the Annual Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner returns a proxy but has not provided voting instructions because it has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. If a stockholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will only be permitted to vote the stockholder’s shares on “routine” proposals. There are no “routine” proposals at the Annual Meeting. Therefore, the Company does not expect to receive any broker non-votes at the Annual Meeting.
VOTES REQUIRED
Proposal No. 1
With respect to Proposal No. 1, you may vote “For” or “Withhold” authority to vote for the Class I director nominee. The Nominee for director listed in Proposal No. 1 will be elected by a plurality of the votes cast. “Withhold” votes and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominee in Proposal No. 1.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will be conducted virtually, on Thursday, May 4, 2023 at 8:00 a.m. (Eastern Time) via live webcast.
Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/BCIC2023 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered stockholders as of March 6, 2023, the record date for the Annual Meeting, may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
Upon written request from a stockholder of record as of the record date, the Company’s legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company’s management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, to be received no later than April 27, 2023. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.
The Company and Dechert LLP are sensitive to the health and travel concerns of the Company’s stockholders and recommendations from public health officials. As a result, the location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP's Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP’s Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the U.S. Securities and Exchange Commission’s (“SEC”) EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Barings LLC, the Company’s external investment adviser (“Barings” or the “Adviser”), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from stockholders. The address of Barings LLC is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The Company has engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) for the purpose of assisting in the distribution of proxy materials. We have agreed to pay Broadridge a fee of approximately $14,000 plus reimbursement of out-of-pocket expenses for these services, and we may pay reimbursement of certain expenses and fees for additional services requested. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.
Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting via live webcast.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR VIA THE INTERNET.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board of Directors is currently comprised of seven Directors divided into three (3) classes, with terms expiring in 2023, 2024 and 2025. The term of office of Class I Directors ends on the date of the Annual Meeting (or on the date their respective successors are elected and qualify, if later). After providing exceptional service to our Board since August 2021, Dr. Bernard Harris, Jr. will not stand for re-election to the Board at the end of his current term and, therefore, will not stand for re-election at the Annual Meeting. In connection with Dr. Harris' departure, the Board passed a resolution reducing the number of directors that constitutes the full Board to six directors from seven, effective as of the close of business on May 4, 2023.
The remaining Class I Director of the Company, John A. Switzer, has been nominated by the Board of Directors (upon the recommendation of the Nominating and Corporate Governance Committee) for election for a three-year term expiring in 2026. Mr. Switzer is not being proposed for election pursuant to any agreement or understanding between him on the one hand, and the Company or any other person or entity, on the other hand. Mr. Switzer has agreed to serve as a director if elected and has consented to be named as a nominee.
Pursuant to the Company’s Bylaws (the “Bylaws”), a nominee for director is elected to the Board of Directors by the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Any director of the Company may resign at any time by delivering his or her resignation to the Board of Directors, the Chair of the Board of Directors or the Company's Secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
The Board of Directors recommends that you vote “FOR” the election of the nominee named in this proxy statement.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the nominee named below will be unable or unwilling to serve.
Information about the Nominee for Director and Other Directors
The following chart summarizes the professional experience and additional considerations that contributed to the Nominating and Corporate Governance Committee’s and the Board of Directors’ conclusion that the nominee for Director and other Directors should serve on the Board of Directors. The term “Fund Complex” included in the director biographies included in this proxy statement includes the Company, Barings BDC, Inc. (“BBDC”) (a publicly traded business development company (NYSE: BBDC)), Barings Private Credit Corporation ("BPCC") (a perpetually offered non-listed business development company), Barings Global Short Duration High Yield Fund (a closed-end fund), Barings Corporate Investors (a closed-end fund), Barings Participation Investors (a closed-end fund), and Barings Private Equity Opportunities and Commitments Fund ("PEOC"). The director information in the following chart is organized by class and, within each class, by “Interested Directors” and “Non-Interested Directors.” “Interested Directors” are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.

NOMINEE FOR CLASS I DIRECTOR

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Non-Interested Director
John A. Switzer (66)	Director	Class I Director; Term expires 2023; Director since March 2021	Director, Carolina Tractor and Equipment Company (since 2017); Managing Partner (1978-2016), KPMG LLP (registered public accounting firm).	2	Director (since 2018), BBDC; Director and Audit Committee member (since 2019), HomeTrust Bancshares, Inc.
(1)    The business address of the nominee director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of the nominee is as of the date of the Annual Meeting.
(2)     Including the Company.

CLASS II DIRECTORS: TERM EXPIRING 2024

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
David Mihalick(3) (50)	Director	Class II Director; Term expires 2024; Director since March 2021	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), U.S. High Yield Research Analyst and Portfolio Manager (2008-2017), Barings LLC (global asset manager).	5	Director (since 2020), BBDC; Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2022), Barings Corporate Investors (a closed-end fund advised by Barings); Trustee (since 2022), Barings Participation Investors (a closed-end fund advised by Barings); Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021.

Non-Interested Directors
Thomas W. Okel (60)	Director	Class II Director; Term expires 2024; Director since June 2020	Executive Director (2011 - 2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	5	Trustee (since 2022), PEOC; Director (since 2021), BPCC; Director (since 2018), BBDC; Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex).
Jill Olmstead (59)	Director	Class II Director; Term expires 2024; Director since June 2020	Chief Human Resources Officer, (since 2018), LendingTree, Inc. (online borrowing marketplace for consumers); Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	5	Trustee (since 2022), PEOC; Director (since 2021), BPCC; Trustee (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), BBDC.
(1)    The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)     Including the Company.
(3)    Interested Director due to affiliations with Barings LLC.

CLASS III DIRECTORS: TERM EXPIRING 2025

Name, Address and Age(1)	Position(s) Held with Company	Term and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen in Fund Complex (2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past 5 Years
Interested Director
Eric Lloyd(3) (54)	Chairman of the Board of Directors of the Company	Class III Director; Term Expires 2025; Director since June 2020	President (since 2021), Global Head of Private Assets (2020-2021), Deputy Head of Global Markets & Head of Private Fixed Income (2019-2020), Head of Global Private Finance (2013-2019), Barings LLC (global asset manager); Chief Executive Officer (since 2018), BBDC.	3	Director (since 2018) and Chairman (since 2021), BBDC; Director (Chairman) (since 2021), BPCC.
Non-Interested Directors
Mark F. Mulhern (63)	Director	Class III Director; Term Expires 2025; Director since June 2020	Executive Vice President and Chief Financial Officer (2014-2022), Highwood Properties, Inc. (publicly traded real estate investment trust).	5	Trustee (since 2022), PEOC; Director (since 2021), BPCC; Trustee (since 2021), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since October 2016 (Triangle Capital)), BBDC; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); Director (2015-2017), Azure MLP (midstream oil and gas).
(1)    The business address of each director is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The age of each individual is as of the date of the Annual Meeting.
(2)     Including the Company.
(3)    Interested Director due to affiliations with Barings LLC.

Qualifications of Director Nominee and Other Directors.
The following provides an overview of the considerations that led the Nominating and Corporate Governance Committee and the Board of Directors to recommend and approve the election or appointment of the individuals serving as a Director or nominee for Director. Each of the Directors has demonstrated superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. In recommending the election or appointment of the Board members or nominees, the Nominating and Corporate Governance Committee generally considers certain factors including the current composition of the Board of Directors, overall business expertise, gender, cultural and racial diversity, whether the composition of the Board of Directors contains a majority of independent directors as determined under the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s overall business experience, what type of diversity he or she brings to the Board of Directors, whether the candidate has sufficient time to devote to the affairs of the Company, including consistent attendance at Board of Directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of the Company and its stockholders.
Nominee for Class I Director: Term Expiring at 2023 Annual Stockholder Meeting
▪Mr. Switzer — Mr. Switzer brings over 35 years of public accounting firm experience to the Board. Mr. Switzer has served as a member of the Board of Directors of Barings BDC, Inc. (a business development company advised by Barings) since 2018, and since May 2017, has served as a member of the Board of Directors of Carolina Tractor and Equipment Company (CTE), a large, privately held Southeastern supplier of construction, forestry, paving, and material handling equipment. Since September 2019, Mr. Switzer has also served as a member of the Board of Directors of HomeTrust Bancshares, Inc., a publicly traded regional banking organization, where he also serves on the Audit Committee. Previously, Mr. Switzer served as managing partner of KPMG's Charlotte office (starting in 2009) until retirement in 2016, where he was also the market leader for KPMG’s Carolinas, Florida, and San Juan offices. Prior to these positions, he served as managing partner of KPMG’s Cleveland (1999 to 2007) and Kentucky (Louisville and Lexington) (1988 to 1998) offices. Mr. Switzer currently serves on the boards of The Foundation for the Mint Museum and the National Association of Corporate Directors, Carolinas Chapter. Mr. Switzer is a Certified Public Accountant and holds a B.S. in Accounting from the University of Kentucky.
Directors Continuing in Office
Class II Directors: Term Expiring at the 2024 Annual Stockholder Meeting
▪Mr. Mihalick — Mr. Mihalick brings over 16 years of experience in the financial services industry. He is Barings LLC's Head of Private Assets, managing the firm's global private assets businesses, including global direct lending, private placement and infrastructure debt, private structured finance, funds and co-investments and private equity real assets. He is also a member of Barings LLC's Senior Leadership Team. Prior to his current role, Mr. Mihalick served as Head of U.S. Public Fixed Income and Head of U.S. High Yield, where he was responsible for the U.S. High Yield and Investment Grade Investment Groups. Prior to joining Barings LLC in 2008, he was a Vice President with Wachovia Securities Leveraged Finance Group. At Wachovia (now Wells Fargo) he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air Force and worked in the telecommunications industry for 7 years. Mr. Mihalick serves as a trustee or director of Barings BDC, Inc., a business development company advised by Barings, Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings, Barings Corporate Investors and Barings Participation Investors, both closed-end funds advised by Barings. Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from Wake Forest University.
▪Mr. Okel — Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He previously served as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America from 1989 to 2010. He currently serves as trustee or director of several public companies and non-profit organizations, including Barings Private Credit Corporation and Barings BDC, Inc. (both business development companies advised by Barings); Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings; Barings Private Equity Opportunities and Commitments Fund, a non-diversified, closed-end management investment company advised by Barings; and is Chairman of the Board of Directors of Horizon Funds, a mutual fund complex. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from Kellogg School of Management, Northwestern University.
▪Ms. Olmstead — Ms. Olmstead brings over 21 years of senior leadership experience in Human Resources in the financial services industry. She is currently the Chief Human Resources Officer at LendingTree, Inc. and was a Founding Partner of Spivey & Olmstead, LLC, a Talent and Leadership Consulting firm with expertise in the fields of executive development and talent management founded in June 2010. She also currently serves on the boards of Barings Private Credit Corporation and Barings BDC, Inc. (both business development companies advised by Barings); Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings; and Barings Private Equity Opportunities and Commitments Fund, a non-diversified, closed-end management investment company advised by Barings. The Board benefits from her experience with C-suite executives in helping lead companies' efforts on talent strategies, including succession planning, building strong performance cultures, and diversity and inclusion work. She has a strategic and pragmatic approach to talent management with an eye toward bottom line results. In her capacity as Managing Director (2006 to 2009) and Executive Vice President (2000 to 2006) at Wachovia Corporation (now Wells Fargo) she was both the Head of Human Resources for the Corporate and Investment Bank and the Head of Human Resources for the International Businesses. Prior to this, she formed and led the Leadership Practices Group at Wachovia to create and implement a company-wide talent management process that identified, developed, tracked and promoted high potential leaders throughout their careers. Ms. Olmstead received a Bachelor of Science at Clemson University and a Masters in Organization Behavior and Development at Fielding University, Santa Barbara, CA.
Class III Directors: Term Expiring at the 2025 Annual Stockholder Meeting
▪Mr. Lloyd — Mr. Lloyd brings over 30 years of experience in investment management, investment banking, leveraged finance and risk management to the Board. Mr. Lloyd is President of Barings LLC where he leads and manages cross-asset investment teams, corporate strategy, business development, product management, investment business management, research analytics and quant, permanent capital, special situations, marketing and communication. Mr. Lloyd also works closely with all the investment teams at Barings LLC. Prior to his current role, Mr. Lloyd served as Head of Private Assets. Mr. Lloyd has worked in the industry since 1990 and his experience has encompassed leadership positions in investment management, investment banking, leveraged finance and risk management. Prior to joining Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities. Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee where he had various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd serves as the CEO and Executive Chairman of the Board of Directors to Barings BDC, Inc., and Chairman of Barings Private Capital Corporation, both business development companies advised by Barings. Mr. Lloyd holds a B.S. in Finance from the University of Virginia's McIntire School of Commerce.
▪Mr. Mulhern —Mr. Mulhern brings significant public company experience, both as a senior executive and as a board member. From September 2014 until his retirement on January 1, 2022, he served as Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc., a Raleigh, North Carolina based publicly-traded real estate investment trust. Prior to joining Highwoods, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. Prior to Exco, he served as Senior Vice

President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. He joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles at Progress Energy, including Vice President of Strategic Planning, Senior Vice President of Finance and President of Progress Ventures. He also spent eight years at Price Waterhouse, now known as PwC. Mr. Mulhern previously served on the Highwoods Board of Directors and Audit Committee from January 2012 through August 2014. He currently serves on the boards of Barings Private Credit Corporation, Barings BDC, Inc. (both business development companies advised by Barings); Barings Global Short Duration High Yield Fund (a closed-end investment company advised by Barings); and Barings Private Equity Opportunities and Commitments Fund, a non-diversified, closed-end management investment company advised by Barings. Additionally, Mr. Mulhern serves on the board of the Intercontinental Exchange, a Fortune 500 company and provider of marketplace infrastructure, data service and technology solutions to a broad range of customers. He also serves on the board of Ellie Mae, Inc., the operating company of ICE Mortgage Technology, both of which are subsidiaries of Intercontinental Exchange. Mr. Mulhern also currently serves on the board of McKim and Creed, a North Carolina based professional engineering services firm. Mr. Mulhern is a Certified Public Accountant and is a graduate of St. Bonaventure University.

COMPENSATION DISCUSSION
The Company’s executive officers are employees of Barings and do not receive any direct compensation from the Company. Barings serves as our external investment adviser and manages the Company’s investment portfolio under the terms of an investment advisory agreement (the “Advisory Agreement”), in connection with which the Company pays Barings a base management fee and an incentive fee, the details of which are disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which is being mailed to stockholders along with this proxy statement.
The Company’s day-to-day investment operations are managed by Barings and services necessary for its business, including the origination and administration of its investment portfolio are provided by individuals who are employees of Barings, as investment adviser and administrator, pursuant to the terms of the Advisory Agreement and an administration agreement (the “Administration Agreement”). The Company reimburses Barings, in its capacity as administrator, for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administration Agreement in an amount to be negotiated and mutually agreed to by the Company and Barings quarterly in arrears. In no event will the agreed-upon quarterly expense amount exceed the amount of expenses that would otherwise be reimbursable by the Company under the Administration Agreement for the applicable quarterly period, and Barings will not be entitled to the recoupment of any amounts in excess of the agreed-upon quarterly expense amount. The costs and expenses incurred by Barings on the Company’s behalf under the Administration Agreement include, but are not limited to:
▪the allocable portion of Barings' rent for the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which is based upon the allocable portion of the usage thereof by such personnel in connection with their performance of administrative services under the Administration Agreement;
▪the allocable portion of the salaries, bonuses, benefits and expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs, which is based upon the allocable portion of the time spent by such personnel in connection with performing administrative services for the Company under the Administration Agreement;
▪the actual cost of goods and services used for the Company and obtained by Barings from entities not affiliated with the Company, which is reasonably allocated to the Company on the basis of assets, revenues, time records or other methods conforming with generally accepted accounting principles;
▪all fees, costs and expenses associated with the engagement of a sub-administrator, if any; and
▪costs associated with (a) the monitoring and preparation of regulatory reporting, including registration statements and amendments thereto, prospectus supplements, and tax reporting, (b) the coordination and oversight of service provider activities and the direct cost of such contractual matters related thereto and (c) the preparation of all financial statements and the coordination and oversight of audits, regulatory inquiries, certifications and sub-certifications.

DIRECTOR COMPENSATION
The Company’s directors are divided into two groups — Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. During 2022, Interested Directors did not receive any compensation from the Company for their service as members of the Board of Directors. The compensation table below sets forth compensation that the Company’s Independent Directors earned during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Mark Mulhern	$60,000	$—	$60,000
Thomas W. Okel	$60,000	$—	$60,000
Jill Olmstead	$60,000	$—	$60,000
John A. Switzer	$60,000	$—	$60,000
(1) All other compensation includes reimbursement of out-of-pocket expenses.
Director Fees
Each Independent Director of the Board of Directors is paid an annual Board retainer of $60,000, payable by the Company in quarterly installments.
In addition, the Company reimburses Independent Directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The Independent Directors of the Board of Directors do not receive any stock-based compensation for their service as members of the Board of Directors. The Company’s Interested Directors do not receive any compensation from the Company for their service as members of the Board of Directors.

CORPORATE GOVERNANCE
Director Independence
While we are not listed on any public securities exchange, we comply with listing standards of the New York Stock Exchange (“NYSE”) requiring listed companies to have a board of directors with at least a majority of independent directors. The NYSE listing standards provide that a director of a business development company will be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
Based on these standards, the Board of Directors has determined that Ms. Olmstead and Messrs. Mulhern, Okel, and Switzer are independent (or not “interested persons” of the Company). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board of Directors or any committee thereof. None of the members of the Audit Committee and the Nominating and Corporate Governance Committee are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.
Meetings of the Board of Directors and Committees
In 2022, the Board of Directors held five meetings, the Audit Committee held four meetings and the Nominating and Corporate Governance Committee held one meeting. During 2022, none of the members of the Board of Directors attended less than 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.
Each of the Company’s directors makes a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Stockholders. We encourage, but do not require, our directors to attend annual meetings of stockholders. All of the members of the then-constituted Board of Directors attended the Company's 2022 Annual Meeting of Stockholders.
Audit Committee
The Company has a separately designated standing Audit Committee, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for oversight matters, financial statement and disclosure oversight matters, matters relating to the hiring, retention and oversight of the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approving professional services provided by the Company’s independent registered public accounting firm, reviewing the independence of the Company’s independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also assists our Board of Directors in establishing and monitoring the application of the valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available.
The Audit Committee operates pursuant to a written charter. The charter, a copy of which was attached as Appendix A to the Company's proxy statement for its 2022 annual meeting of stockholders. The charter of the Audit Committee is also available to any stockholder who requests by submitting a request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The members of the Company’s Audit Committee are Messrs. Mulhern, Okel, and Switzer, and Ms. Olmstead. Mr. Mulhern serves as the chairman of the Audit Committee. The Board of Directors has determined that Mr. Mulhern is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act and that all members of the Audit Committee possess the financial sophistication and understanding of financial statements required to be appointed to the Audit Committee. The Board of Directors also has determined that each of Messrs. Mulhern, Okel and Switzer, and Ms. Olmstead meets the current independence requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for identifying, researching and recommending for nomination directors for election by the Company’s stockholders, recommending for appointment nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by the Company’s stockholders in accordance with the Company’s charter, Bylaws and applicable law. For more information on how the Company's stockholders may recommend a nominee for a seat on the Board of Directors, see “Stockholder Nominations and Proposals for the 2024 Annual Meeting” in this proxy statement. The Nominating and Corporate Governance Committee also has the authority to retain, at the Company’s expense, such consultants or advisors as the Committee may deem necessary or appropriate to carry out its duties. The Committee has sole authority to retain or terminate any search firm or individual used to identify any director candidate, including the sole authority to approve the search firm’s fees and retention terms.
The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which was attached as Appendix B to the Company's proxy statement for its 2022 annual meeting of stockholders. The charter of the Nominating and Corporate Governance Committee is available to any stockholder who requests by submitting a request to Barings Capital Investment Corporation, Attention: Corporate Secretary, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
The members of the Nominating and Corporate Governance Committee are Messrs. Mulhern, Okel, and Switzer and Ms. Olmstead, each of whom is not an "interested person" for purposes of Section 2(a)(19) of the 1940 Act. Mr. Okel serves as the chairman of the Nominating and Corporate Governance Committee. The nominee for election under Proposal No. 1 at the Annual Meeting was recommended by the members of the Nominating and Corporate Governance Committee to the Board of Directors, which approved such nominee.
Communication with the Board of Directors
Barings Capital Investment Corporation stockholders and other interested parties may communicate with any member of our Board (including the chairman), the chairman of any of our Board committees, or with our non-management directors as a group by sending communications to Barings Capital Investment Corporation, 300 South Tryon St., Suite 2500, Charlotte, North Carolina 28202, or via e-mail to BDCinvestorrelations@barings.com, or by calling the Barings Capital Investment Corporation’s investor relations department at 1-888-401-1088. All such communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).
The Composition of the Board of Directors and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s seven directors have been determined to qualify as independent directors (and to not be “interested persons”). However, Mr. Lloyd, the President of Barings LLC, and therefore an interested person of the Company, serves as Chairman of the Board of Directors. The Board of Directors believes that it is in the best interests of investors for Mr.Lloyd to lead the Board of Directors because of his role as President of Barings LLC and his broad experience with the day-to-day management of cross-asset class investment teams, corporate strategy, business development and product management. In addition, Mr. Okel, as Chair of the Nominating and Corporate Governance Committee, serves as lead independent director to preside over all executive sessions of independent directors. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board of Directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Board of Directors and the Company’s management.

The Oversight Role of the Board of Directors
The Board of Directors’ role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Barings as part of its day-to-day management of the Company’s investment activities. The Board of Directors reviews risk management processes throughout the year, consulting with appropriate representatives of Barings as necessary and periodically requesting the production of risk management reports or presentations and receiving reports from vendors and service providers regarding cybersecurity threats and incidents. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee (which consists of all the independent directors) is responsible for approving the Company’s independent accountants, reviewing with the Company’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Company’s independent accountants, reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee also monitors the application of the valuation policies used for determining the fair value of the Company’s investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board of Directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
In accordance with the 1940 Act, the Company’s directors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, the Board of Directors has appointed Gerald Cummins as the Company’s Chief Compliance Officer. As such, Mr. Cummins is responsible for administering the Company’s compliance program and meeting with the Board of Directors at least annually to assess its effectiveness.

Code of Business Conduct and Ethics
The Company and Barings are subject to Barings LLC’s Global Code of Ethics Policy, which applies to, among others, our executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our directors and Barings’ officers, directors and employees.
We will provide any person, without charge, upon request, a copy of our Global Code of Ethics Policy. To receive a copy, please provide a written request to: Barings Capital Investment Corporation, Attn: Chief Compliance Officer, 300 South Tryon Street, Suite 2500 Charlotte, North Carolina, 28202. Any material amendments to or waivers of a required provision of the Global Code of Ethics Policy will be reported in a Current Report on Form 8-K.
Under Barings LLC's Global Code of Ethics Policy, officers, directors and certain employees of Barings must first obtain pre-clearance from Barings' compliance department before trading in the Company's securities. In addition, the Company's Insider Trading Policy includes restrictions that prohibit directors and officers of the Company from, among other things, engaging in short sales or hedging transactions with respect to the Company's securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

EXECUTIVE OFFICERS AND INVESTMENT COMMITTEE
The Company’s officers serve at the discretion of the Board of Directors. The biographical information of each of the Company’s executive officers (in alphabetical order) who is not a director, as well as the Company's Secretary and Chief Compliance Officer, who are not executive officers of the Company, is as follows:
Gerald Cummins,68, serves as the Company's Chief Compliance Officer and is a Director at ACA Group ("ACA"). Mr. Cummins also serves as the chief compliance officer for an internally managed business development company and a fund complex with affiliated registered entities that manage two structured credit private funds, an exchange listed business development company and an exchange listed structured credit closed-end fund. He also provides compliance program monitoring and testing support to advisers and registered funds who primarily invest in private equity and private credit. Mr. Cummins has supported registered advisers and registered funds as an outsourced chief compliance officer since 2015. Prior to working as an outsourced chief compliance officer, Mr. Cummins was a consultant for Barclays Capital Inc., where he participated in numerous compliance projects on pricing and valuation. Prior to that, he was the Chief Operating Officer and Chief Compliance Officer for BroadArch Capital and the Chief Financial Officer and Chief Operating Officer to its predecessor New Castle Funds, a long-short equity asset manager with over $1 billion in AUM. Mr. Cummins also spent 25 years at Bear Stearns Asset Management ("BSAM"), an asset manager with over $25 billion in AUM, where he was a Managing Director and held senior compliance, controller and operations risk positions. Mr. Cummins served as a member of the risk, best execution and valuation committees that oversaw 25 hedge and private equity funds. At BSAM, he also served as the head of the hedge fund business controllers unit, and participated in the structuring and launch of numerous hedge funds and fund of funds across multiple equity, fixed income and derivatives strategies. Mr. Cummins holds a B.A. in Mathematics from Fordham University.
Ian Fowler, 59, is the Company’s President and Chief Executive Officer and is Co-Head of Barings LLC’s Global Private Finance Group, as well as a member of the group’s North American, European and Asia-Pacific Private Finance Investment Committees. Mr. Fowler also serves as the President of BBDC and served as the Co-Chief Executive Officer of BPCC since May 2021 until being appointed as the sole Chief Executive Officer in December 2022. He is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions. Prior to joining Barings LLC in 2012, he was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five non-bank affiliated middle market sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group. Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.
Jonathan Landsberg, 38, serves as the Company's Chief Financial Officer and is a Managing Director at Barings LLC. He also serves as the Chief Financial Officer and Treasurer of BPCC and the Chief Financial Officer of BBDC. Mr. Landsberg also has roles with several Barings-complex BDC-related joint ventures, including Principal of Jocassee Partners LLC, and a Board member of Banff Partners LP, Thompson Rivers LLC, and Waccamaw River LLC. Mr. Landsberg has worked in the industry since 2006. Prior to joining Barings LLC in 2018, Mr. Landsberg was a Fixed Income Research Analyst at Wells Fargo Securities, covering the bank and specialty finance sectors. Before Wells Fargo, he spent eight years at Merrill Lynch / Bank of America in roles across debt origination and syndicated lending. Mr. Landsberg holds a B.A. degree in Engineering Sciences and Economics from Dartmouth College and is a member of the CFA Institute.
Elizabeth Murray, 45, serves as the Company’s Principal Accounting Officer. Ms. Murray also serves as the Chief Operating Officer and Chief Accounting Officer of BBDC and also serves as the Principal Accounting Officer of BPCC. Ms. Murray previously was the Director of External Reporting for BBDC and previously served as the Vice President of Financial Reporting at Triangle Capital Corporation prior to the externalization of the investment management of BBDC to Barings LLC. Prior to joining Triangle Capital Corporation in 2012, she worked in Financial Planning and Analysis for RBC Bank, the U.S. retail banking division for Royal Bank of Canada. Prior to RBC Bank, Ms. Murray spent seven years at Progress Energy, Inc. and held various positions in finance, accounting and tax, most recently in Strategy and Financial Planning. Ms. Murray began her career as a Tax Consultant with PricewaterhouseCoopers. Ms. Murray is a graduate of North Carolina State University where she obtained a B.S. degree in Accounting and a Master of Accounting degree. She is also a North Carolina Certified Public Accountant.
Alexandra Pacini, 30, is the Company's Secretary and a Director at Barings LLC. Ms. Pacini also serves as the Secretary of BBDC, BPCC, Barings Global Short Duration High Yield Fund, PEOC, Barings Corporate Investors and Barings Participation Investors
Ashlee Steinnerd, 41, is the Company’s Chief Legal Officer and the Head of Regulatory at Barings LLC. Ms. Steinnerd also serves as Chief Legal Officer of BBDC, BPCC, Barings Global Short Duration High Yield Fund, Barings Corporate Investors, PEOC, and Barings Participation Investors. Ms. Steinnerd has been a member of the Barings LLC legal team since 2019, advising Barings LLC on a variety of regulatory issues. Prior to joining Barings LLC, Ms. Steinnerd was Senior Counsel in the Securities and Exchange Commission’s Office of the Investor Advocate. Ms. Steinnerd held several roles during her tenure at the Securities and Exchange Commission between 2011 and 2019. Ms. Steinnerd holds a B.S. in Applied International Finance and Applied International Economics from the American University of Paris, France and a J.D. from Rutgers School of Law.
Investment Committee
The Company is externally managed by Barings LLC, which is registered with the SEC under the Investment Advisers Act of 1940, as amended. Barings also provides the administrative services necessary for us to operate. Barings, a wholly-owned subsidiary of MassMutual Life Insurance Company ("MassMutual"), is a leading global asset management firm, whose primary investment capabilities include fixed income, private credit, real estate, equity, and alternative investments. Subject to the overall supervision of our Board, a majority of which is made up of directors that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or Barings, Barings’ Global Private Finance Group (“Barings GPFG”) manages our day-to-day operations, and provides investment advisory and management services to us. Barings GPFG is part of Barings' $300 billion (as of December 31, 2022) Global Fixed Income Platform that invests in liquid, private and structured credit. Barings GPFG manages private funds and separately managed accounts, along with multiple public vehicles.
Barings has retained its indirect, wholly-owned subsidiary, Baring International Investment Limited (“BIIL”), as a sub-adviser to manage European investments for the Company. BIIL is an investment adviser registered with the SEC in the U.S. and the Financial Conduct Authority in the United Kingdom with its principal office located in London.
Included in Barings GPFG is Barings North American Private Finance Team (the “U.S. Investment Team”), which consists of 51 investment professionals (as of December 31, 2022) located in four offices in the U.S. The U.S. Investment Team provides a full set of solutions to the North American middle market, including revolvers, first and second lien senior secured loans, unitranche structures, mezzanine debt and equity co-investments. The U.S. Investment Team averages over 20 years of industry experience at the Managing Director and Director level.
The Barings North American Private Finance investment committee (the “Investment Committee”), which is responsible for our investment origination and portfolio monitoring activities for middle-market companies in North America, consists of six members: Salman Mukhtar, Managing Director; Terry Harris, Managing Director and Head of Global Private Finance Portfolio Management; Ian Fowler, Managing Director, Fund Portfolio Manager and Co-Head of Global Private Finance; Adam Wheeler, Managing Director, Co-Head of Global Private Finance; Mark Flessner, Managing Director and Fund Portfolio Manager; and Brian Baldwin, Managing Director. Collectively, the Investment Committee has over 160 years of industry experience, and each member averages approximately 27 years of industry experience. A majority of the votes cast at a meeting at which a majority of the members of the Investment Committee is present is required to approve all investments in new middle-market companies.
Terry Harris, Ian Fowler and Adam Wheeler also sit on the European and Asia Pacific Investment Committees, which is responsible for our investment origination and portfolio monitoring activities for middle-market companies in European and Asia-Pacific geographies, affording them a unique relative value perspective across all of Barings' investment geographies. Ian Fowler, Mark Flessner and Brian Baldwin have all worked together at prior firms including GE Capital, Freeport Financial and Harbour Group. Barings believes that the individual and shared experiences of these senior team members provides the Investment Committee with an appropriate balance of shared investment philosophy and difference of background and opinion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of March 6, 2023, the record date, by the Company’s directors and executive officers, both individually and as a group, and by each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, the Company bases such knowledge on beneficial ownership filings made by the holders with the SEC and other information known to the Company. Other than as set forth in the table below, none of the Company’s directors or executive officers are deemed to beneficially own shares of the Company’s common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 6, 2023. Percentage of beneficial ownership is based on 27,795,215 shares of common stock outstanding as of March 6, 2023. Unless otherwise indicated by footnote, the business address of each person listed below is 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Directors and Executive Officers:
Interested Directors
Eric Lloyd	—		None
David Mihalick	—		None
Dr. Bernard Harris, Jr.(4)	—		None
Independent Directors
Mark F. Mulhern	—		None
Thomas W. Okel	—		None
Jill Olmstead	—		None
John A. Switzer	—		None
Executive Officers Who Are Not Directors
Ian Fowler	—		None
Jonathan Landsberg	—		None
Elizabeth Murray	—		None
Ashlee Steinnerd	—		None
All directors and executive officers as a group (11 persons)	—		None
Five-Percent Stockholders:
MassMutual Life Insurance Company(5)	5,443,829	19.6%	over $100,000
PDL FL US Holdings(6)	5,371,842	19.3%	over $100,000
South Carolina Retirement Systems Group Trust(7)	6,337,688	22.8%	over $100,000
Cliffwater Corporate Lending Fund(8)	4,312,845	15.5%	over $100,000

* Less than 1.0%
(1)Beneficial ownership in this column has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of the Company’s common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)Based on a total of 27,795,215 shares issued and outstanding as of March 6, 2023.
(3)Beneficial ownership in this column has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of equity securities beneficially owned is based on the Company’s net asset value per share of $21.66 as of December 31, 2022. The dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(4)Dr. Harris will not stand for re-election to the Board at the end of his current term at the Annual Meeting.
(5)MassMutual and Barings LLC have shared voting power and shared dispositive power over the shares listed. MassMutual is the direct beneficial owner of 5,171,638 of the above-listed shares. C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, beneficially owns 272,191 of the above-listed shares, which may also be deemed to be indirectly owned by MassMutual. Such shares are all held in one or more advisory accounts. Barings LLC, a wholly-owned indirect subsidiary of MassMutual, acts as investment adviser to these advisory accounts, and as such may also be deemed to be the beneficial owner of these shares. The address of MassMutual is 1295 State Street, Springfield, MA 01111.
(6)Based on a Schedule 13G/A filed with the SEC on February 14, 2022. PDL FL US Holdings LP (“PDL Holdings”) and Alberta Investment Management Corporation (“AIMCo”) have shared voting power and shared dispositive power over the shares listed. PDL Holdings is the direct owner of the shares listed. PDL FL US GP Ltd. (“PDL GP”) is the general partner of, and may be deemed to beneficially own securities beneficially owned by, PDL Holdings. All of the interests in PDL Holdings and PDL GP are held by AIMCo as bare trustee on behalf of its clients, and therefore AIMCo may be deemed to beneficially own the securities beneficially owned by PDL Holdings and PDL GP. The address of PDL Holdings is c/o Alberta Investment Management Corporation, 1600-10250 101 Street NW, Edmonton, Alberta T5J 3P4, Canada.
(7)Based on a Schedule 13G/A filed with the SEC on February 8, 2021, South Carolina Retirement Systems Group Trust (the “Trust”) and South Carolina Retirement System Investment Commission (“SCRSIC”) have shared voting power and shared dispositive power over the shares listed. SCRSIC is the state agency statutorily mandated to manage and invest the Trust and expressly disclaims beneficial ownership over the shares listed. The address of South Carolina Retirement Systems Group Trust is c/o South Carolina Retirement System Investment Commission, 1201 Main Street, Suite 1510, Columbia, South Carolina 29201.
(8)Based on a Schedule 13G/A filed with the SEC on February 10, 2023 Cliffwater Corporate Lending Fund ("CCLF"), Cliffwater LLC and Stephen Nesbitt have shared voting power and shared dispositive over the shares. CCLF is the direct holder of the shares listed. Cliffwater LLC is the investment adviser of CCLF. Mr. Nesbitt is the Chief Executive Officer of Cliffwater LLC. The address of CCLF is c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. The address of Cliffwater LLC and Mr. Nesbitt is 4640 Admiralty Way, 11th floor, Marina del Rey, CA 90292.
Pursuant to a Fund of Funds Investment Agreement, dated as of February 25, 2022, by and between CCLF and the Company, which provided for the acquisition of the Company’s common stock by CCLF in a manner consistent with the requirements of Rule 12d1-4 under the 1940 Act, CCLF has waived its right to vote all shares of the Company’s common stock to the extent that CCLF’s aggregate ownership represents more than 4.99% of the Company’s outstanding shares.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exceptions: South Carolina Retirement Systems Group Trust and Cliffwater Corporate Lending Fund, each a beneficial owner of more than 10% of our common stock, each failed to timely file one Form 4 with respect to one transaction in shares of our common stock during the reporting period.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board of Directors or the chairperson of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company's proxy statement.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, 5.0% or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers and directors, and investment adviser, including funds managed by the investment adviser and its affiliates.
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the BDC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s investment adviser, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. Pursuant to Barings’ existing SEC co-investment exemptive relief under the 1940 Act (the “Exemptive Relief”), the Company is generally permitted to co-invest with funds affiliated with Barings if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company's stockholders and is consistent with the Company’s investment objective and strategies. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit the Company’s ability to participate in a co-investment transaction.
The Company’s executive officers and the members of Barings' Investment Committee, as well as the other principals of Barings, manage other funds affiliated with Barings, including BBDC and BPCC and other closed-end investment companies. In addition, Barings’ investment team has responsibilities for managing U.S. and global middle-market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Company or its stockholders. In addition, certain of the other funds and accounts managed by

Barings may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit Barings and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for Barings to favor such other funds or accounts. Although the professional staff of Barings will devote as much time to the Company’s management as appropriate to enable Barings to perform its duties in accordance with the Advisory Agreement, the investment professionals of Barings may have conflicts in allocating their time and services among the Company, on the one hand, and the other investment vehicles managed by Barings or one or more of its affiliates on the other hand.
Barings may face conflicts in allocating investment opportunities between the Company and affiliated investment vehicles that have overlapping investment objectives with ours, including BBDC and BPCC. In addition, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds which are managed by advisers affiliated with Barings and do not participate in the co-investment program described in the Exemptive Relief. In situations where co-investment with other affiliated funds or accounts is not permitted or appropriate, Barings will need to decide which account will proceed with the investment in accordance with its allocation policies and procedures. Although Barings will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Company may not be given the opportunity to participate in investments made by investment funds managed by Barings or an investment manager affiliated with Barings if such investment is prohibited by the Exemptive Relief or the 1940 Act. These restrictions, and similar restrictions that limit the Company’s ability to transact business with its officers or directors or their affiliates, including funds managed by Barings, may limit the scope of investment opportunities that would otherwise be available to the Company.
Advisory Agreement
The Company is party to the Advisory Agreement with Barings, in which certain directors and officers of the Company and members of the Investment Committee may have indirect ownership and pecuniary interests. For the year ended December 31, 2022, the base management fee determined in accordance with the terms of the Advisory Agreement was approximately $1.6 million. For the year ended December 31, 2022, the income-based fee determined in accordance with the terms of the Advisory Agreement was approximately $6.8 million.
Administration Agreement
Pursuant to the terms of the Administration Agreement between Barings and the Company, Barings provides the Company with certain administrative and other services necessary to conduct the Company's day-to-day operations. The Company reimburses Barings, in its capacity as administrator, for the costs and expenses incurred and billed to the Company by Barings in performing its obligations and providing personnel and facilities under the Administration Agreement, or such lesser amount as may be agreed to by the Company and Barings from time to time. If the Company and Barings agree to a reimbursement amount for any period which is less than the full amount otherwise permitted under the Administration Agreement, then Barings will not be entitled to recoup any difference thereof in any subsequent period or otherwise. See "Compensation Discussion" above for more information. For the fiscal year ended December 31, 2022, the Company incurred and was invoiced by Barings for expenses of approximately $1.3 million under the terms of the Administration Agreement.
MassMutual/GALIC Note Purchase Agreement
On February 22, 2022, the Company entered into a Note Purchase Agreement (the “February 2022 NPA”) with MassMutual, which wholly-owns Barings, and Great American Life Insurance Company, an affiliate of MassMutual, governing the issuance of $100.0 million in aggregate principal amount of senior unsecured notes due February 22, 2027 (the “February 2027 Notes”) in a private placement. The February 2027 Notes were delivered and paid for on February 22, 2022.
The February 2027 Notes, for which the Company was required to obtain an initial rating by June 30, 2022, have a fixed interest rate of 4.75% per year, subject to a step up of 0.75% per year, to the extent the February 2027 Notes fail to satisfy certain investment grade rating conditions. The February 2027 Notes will mature on February 22, 2027 unless redeemed, purchased or prepaid prior to such date by the Company in accordance with the terms of the February 2022 NPA. In addition, the Company is obligated to offer to repay the February 2027 Notes at par (plus accrued and unpaid interest to, but not including, the date of prepayment) if certain change in control events occur. Subject to the terms of the February 2022 NPA, the Company may redeem the February 2027 Notes in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if redeemed on or before August 22, 2026, a make-whole premium.
The Company’s obligations under the February 2022 NPA are general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and Board of Directors, including a majority of the independent directors, have selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. KPMG LLP also will serve as the independent auditors for all of the Company’s wholly-owned subsidiaries and joint ventures with Banff Partners LP, Thompson Rivers LLC and Waccamaw River LLC. It is expected that a representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.
Independent Registered Public Accounting Firm’s Fees
The following table provides information regarding the fees billed by KPMG LLP for work performed for the fiscal years ended December 31, 2022 and 2021 or attributable to the audit of the Company’s 2022 or 2021 financial statements, including out of pocket expenses:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees	$571,996	$535,000
Audit Related Fees	3,017	16,867
Tax Fees	55,575	46,500
Other Fees	—	—
TOTAL FEES	$630,588	$598,367

During the fiscal years ended December 31, 2022 and 2021, KPMG LLP billed aggregate non-audit fees of $98,962 (comprised of $43,387 related to Barings LLC and $55,575 related to Barings Capital Investment Corporation) and $88,453 (comprised of $41,953 related to Barings LLC and $46,500 related to Barings Capital Investment Corporation), respectively, for services rendered to the Company and for services rendered to Barings LLC.
Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting and the review of the Company’s quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.
All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.
Pre-Approval Policies and Procedures
The Audit Committee has established, and the Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at a subsequent meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management. During 2022 and 2021, 100% of the Company’s audit fees, audit-related fees, tax fees and fees for other services provided by the Company’s independent registered public accounting firm were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board of Directors in its oversight of the Company’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director in accordance with applicable SEC rules.
In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and KPMG LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the financial statements with both management and KPMG LLP.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2022, the Audit Committee regularly met in separate, executive sessions with certain members of senior management and KPMG LLP. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services by KPMG LLP, and the fees charged for such services, are compatible with KPMG LLP maintaining its independence from the Company.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In addition, the Audit Committee has selected, and recommended to the Board of Directors that it approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
THE AUDIT COMMITTEE1

Mark F. Mulhern, Chair
Thomas W. Okel
Jill Olmstead
John Switzer
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this Audit Committee report by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.
1 Reflects the membership of the Audit Committee as of the date of the Audit Committee’s recommendations and approvals referenced in this Audit Committee report.

ADDITIONAL INFORMATION
The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2022 are available free of charge and may be accessed through the SEC’s EDGAR webpage at www.sec.gov.
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2024 ANNUAL MEETING
The Company’s annual meeting of stockholders will generally be held in May of each year. We will consider for inclusion in the Company’s proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals that are received at the Company’s executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 11, 2023, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of the Company’s Bylaws, a copy of which is on file with the SEC and may be obtained from the Company’s Secretary upon request. Proposals must be sent to the Company’s Secretary at Barings Capital Investment Corporation, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2024 Annual Meeting of Stockholders must be made in writing and submitted to the Company’s Secretary at the address above no earlier than November 11, 2023 and no later than 5:00 p.m. (Eastern Time) on December 11, 2023 and must otherwise be a proper action by the stockholders. We advise you to review the Bylaws, which contain additional information and other requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the Company’s 2024 Annual Meeting of Stockholders is held before April 4, 2024 or after June 3, 2024. In accordance with the Bylaws, the chairman of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
FINANCIAL STATEMENTS AVAILABLE
A letter to stockholders and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which together constitute the Company's 2022 Annual Report, are being mailed along with this proxy statement. The Company’s 2022 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.
We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Requests should be sent to: Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, or such requests may be made by calling (704) 805-7200. A copy of the Company’s Annual Report on Form 10-K has also been filed with the SEC and may be accessed through the SEC’s homepage (http://www.sec.gov).
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding the Company’s proxy materials by delivering a single proxy statement and 2022 Annual Report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and 2022 Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you are a stockholder of record. You can notify us by sending a written request to: Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, or by calling (888) 401-1088. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2022 Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
TABULATION AND REPORTING OF VOTING RESULTS
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
OTHER INQUIRIES
If you have any questions about the Annual Meeting, these proxy materials or your ownership of the Company’s common stock, please contact Barings Capital Investment Corporation Investor Relations, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Telephone: (704) 805-7200.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the 2023 Annual Meeting of Stockholders. If, however, any other matters do come before the meeting on which action can properly be taken, it is the intention of the persons named on the enclosed proxy card to vote on such matters in accordance with their judgment. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain requirements under applicable securities laws and the Company's Bylaws are met.
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Barings Capital Investment Corporation, to be held virtually on Thursday, May 4, 2023, at 8:00 a.m. (Eastern Time), at the following website: www.virtualshareholdermeeting.com/BCIC2023. Your vote is important and, whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By order of the Board of Directors,
Alexandra Pacini
Secretary, Barings Capital Investment Corporation

Charlotte, North Carolina
March 10, 2023

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BCIC2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98417-P89199 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARINGS CAPITAL INVESTMENT CORPORATION

The Board of Directors recommends you vote FOR the following proposal:

1. The election of the following person as a Class I Director who will serve as director of Barings Capital Investment Corporation until the 2026 Annual Meeting and until his successor has been duly elected and qualified.

Nominee:	**For**	**Withhold**
1a. John A. Switzer	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and our 2022 Annual Report to Stockholders
are available at www.proxyvote.com.

D98418-P89199

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BARINGS CAPITAL INVESTMENT CORPORATION FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of **BARINGS CAPITAL INVESTMENT CORPORATION** (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoints and authorizes Ashlee Steinnerd and Alexandra Pacini, or any one of them, and each with full power of substitution and resubstitution, to act as attorneys and proxies for the undersigned to represent and vote, as designated on the reverse side of this proxy ballot, all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 4, 2023 at 8:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/BCIC2023, and at any postponement or adjournment thereof. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the accompanying Proxy Statement.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted "FOR" Proposal No. 1 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please sign and date this proxy on the reverse side and return it in the enclosed envelope.

(Continued and to be signed on reverse side)